UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2026

T1 Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41903	93-3205861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 E 4th St. Austin, Texas 78702
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 409-599-5706

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 28, 2026 (the “Effective Date”), T1 Energy Inc. (the “Company”) purchased from Evervolt Green Energy Holding Pte, Ltd., a private company limited by shares organized under the laws of Singapore (the “Seller”), all of the Seller’s right, title and interest in and to certain intellectual property and proprietary rights (the “Acquired IP”), and related rights, and certain other assets (together, the “Purchased Assets”) pursuant to an intellectual property purchase agreement (the “IP Purchase Agreement”), dated the Effective Date, between the Company and the Seller, and with respect to the termination of the Existing Licenses (as defined below and in the IP Purchase Agreement), T1 G1 Dallas Solar Module LLC (“G1”). The Acquired IP comprises the intellectual property previously licensed to the Company and one of its subsidiaries by the Seller under the Existing Licenses. The Existing Licenses were terminated with immediate effect upon the closing of the transaction. The Company entered into the IP Purchase Agreement following its exercise of a call option granted to it by the Seller under a call option letter agreement, dated July 27, 2026, between the Company and the Seller (the “Call Option Agreement”) and attached to the IP Purchase Agreement as Schedule H.

The aggregate purchase price for the Purchased Assets is US$133,000,000 (the “Purchase Price”), which is in addition to a US$2,000,000 option premium previously paid by the Company in consideration for the grant of the call option. The Purchase Price is payable by the Company in four tranches: (i) US$60,000,000, payable on the date that is three business days after the Closing Date (which is the Effective Date, as defined in the IP Purchase Agreement); (ii) US$25,000,000, payable on September 30, 2026; (iii) US$30,000,000, payable on October 15, 2026; and (iv) US$18,000,000, payable on October 30, 2026. Each tranche of the Purchase Price is payable, at the Company’s election, (a) in cash, (b) by the issuance to the Seller of a number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), pursuant to the terms of the Call Option Agreement, or (c) any combination of the foregoing in such ratio as mutually agreed by the Company and the Seller. The Company currently intends to pay the first tranche by the issuance of Common Stock.

The IP Purchase Agreement contains customary representations, warranties and covenants of the parties, including representations of the Seller regarding its ownership of and title to the Purchased Assets; the validity and enforceability of the Acquired IP and the absence of challenges thereto; the absence of claims, liens, charges or encumbrances and related legal proceedings; the absence of third-party infringement, misappropriation and violation of the Acquired IP; the Seller’s status as a non-specified foreign entity as defined pursuant to Section 7701(a)(51)(B) and Section 7701(a)(51)(C) of the Internal Revenue Code of 1986, as amended; and general compliance. The IP Purchase Agreement provides for mutual indemnification for third-party claims arising from Retained Liabilities (as defined in the IP Purchase Agreement) (in the case of the Seller), negligence or willful misconduct, or material breach, as well as a Seller-specific indemnity for third-party claims alleging that the Acquired IP infringes, misappropriates or otherwise violates any third party’s intellectual property rights. The Seller has agreed to effect all necessary changes of ownership and recordals with respect to the Acquired IP to evidence the sale and to take all steps and provide cooperation and assistance to the Company as may be reasonably necessary to perfect the assignment of the Purchased Assets, within 30 days of the Closing Date.

Any shares of Common Stock issued to the Seller in satisfaction of the Purchase Price (the “Consideration Shares”) will be issued as “restricted securities” under applicable securities laws and will initially bear a customary restrictive legend. The number of Consideration Shares issued in satisfaction of any portion of the Purchase Price will be determined based on a 15% discount to the volume-weighted average price of the Common Stock during a 5-trading day observation period ending two business days prior to the date of issuance of any such Consideration Shares. However, the aggregate number of Consideration Shares issued pursuant to the Call Option Agreement may not exceed 19.9% of the total number of shares of Common Stock of the Company issued and outstanding as of the date of the Call Option Agreement, and if the Consideration Shares would exceed 19.9% of the total number of shares of Common Stock of the Company, the remainder of the Purchase Price shall be paid in cash. The issuance of any Consideration Shares on any given payment date is contingent upon the Company’s receipt of the official notice from the New York Stock Exchange of its approval of such issuance. The Company has also agreed to file with the Securities and Exchange Commission (“SEC”), on or before the fifth business day following each payment date on which Consideration Shares are issued, a registration statement, or a prospectus supplement to a prospectus forming a part of an existing registration statement, covering the resale of such Consideration Shares by the Seller.

The foregoing description of the IP Purchase Agreement and the Call Option Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the IP Purchase Agreement and the Call Option Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference. The IP Purchase Agreement and the Call Option Agreement are not intended to provide any other factual information about the Company or the Seller; the representations, warranties and covenants contained therein were made only for purposes of the IP Purchase Agreement, as of specific dates, solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the parties.

Item 1.02. Termination of Material Definitive Agreement.

In connection with the IP Purchase Agreement, the IP License Agreement, dated December 23, 2024, by and between Seller and the Company, as amended December 29, 2025 and the Intellectual Property License Agreement, dated July 16, 2024, as amended December 23, 2024 and December 29, 2025, by and between Seller and G1 (the “Existing Licenses”) were terminated with immediate effect upon the closing of the transaction. The Acquired IP comprises the intellectual property previously licensed to the Company and one of its subsidiaries by the Seller under the Existing Licenses.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The number of shares of Common Stock to be issued as Consideration Shares in satisfaction of any portion of the Purchase Price will be determined based on a 15% discount to the volume-weighted average price of the Common Stock during a 5-trading day observation period ending two business days prior to the date of issuance of any such Consideration Shares. Any issuance of Consideration Shares will be made without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01. Regulation FD Disclosure.

On July 28, 2026, the Company issued a press release regarding its entry into the IP Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including the Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation, with respect to the payment (including form of payment) of the Purchase Price by the Company, issuance of the Consideration Shares by the Company, the Company’s receipt of the official notice of approval from the NYSE and the Company’s filing of registration statements or prospectus supplements. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual future events, results, or achievements to be materially different from the Company’s expectations and projections expressed or implied by the forward-looking statements. Important factors include, but are not limited to, those discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026, as amended and supplemented by Amendment No. 1 on Form 10-K/A filed with the SEC on April 30, 2026 and in the Company’s other filings with the SEC, including risks related to: (1) the Company’s ability to (i) construct and equip manufacturing facilities in a timely and cost-effective manner; (ii) target and retain customers and suppliers; (iii) attract and retain key employees and qualified personnel; (iv) protect its intellectual property; (v) comply with legal and environmental regulations; (vi) compete in international markets in light of export and import controls; (vii) incur substantially more debt; (viii) remediate the material weakness in the Company’s internal control over financial reporting or otherwise maintain effective internal control over financial reporting, (ix) qualify for the advanced manufacturing production credit under Section 45X of the Internal Revenue Code of 1986, as amended, and (x) rely on third-party warranties; (2) the Company’s ability to secure a comprehensive financing solution to fund the remaining capital expenditure for G2_Austin Phase 1 on favorable terms, or at all, and the timing of such financing; (3) the concentration of the Company’s operations in Texas and its dependence on a limited number of suppliers; (4) changes adversely affecting the flow of components and materials from international vendors, the costs of raw materials, components, equipment, and machinery; (5) general economic and geopolitical conditions, (6) changes in applicable laws or regulations, including environmental, export control and tax laws and incentives and renewable energy targets, as well as international trade policies, including tariffs, on the Company’s products and competitive position; (7) the outcome of any legal proceedings relating to the Company’s products and services, including intellectual property or product liability claims, commercial or contractual disputes, warranty claims, and other proceedings; (8) the Company’s ability to satisfy each installment of the Purchase Price as it becomes due, and (9) the capital-intensive nature of the Company’s business and its ability to raise additional capital on attractive terms or service its debt. The above referenced filings are available on the SEC’s website at www.sec.gov. Forward-looking statements speak only as of the date of this report and are based on information available to the Company as of the date of this report, and the Company assumes no obligation to update such forward-looking statements, all of which are expressly qualified by the statements in this section, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit.

Exhibit No.	Description
10.1	Intellectual Property Purchase Agreement, dated as of July 28, 2026, by and between T1 Energy Inc. and Evervolt Green Energy Holding Pte, Ltd.*
10.2	Call Option Agreement, dated as of July 27, 2026, by and between T1 Energy Inc. and Evervolt Green Energy Holding Pte, Ltd. (included in Exhibit 10.1) *
99.1	Press Release, dated July 28, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T1 Energy Inc.

By:	/s/ Joseph Evan Calio
	Name:	Joseph Evan Calio
	Title:	Chief Financial Officer

Dated: July 28, 2026

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